Exhibit 99.3

IBM 3Q 2018 Earnings October 16, 2018 ibm.com/investor

Forward Looking Statements and Non-GAAP Information 2 Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, certain non-GAAP information including “operating earnings” and other “operating” financial measures. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on October 16, 2018. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation. For other related information please visit the Company’s investor relations web site at: http://www.ibm.com/investor/events/earnings/3q18.html

Overview 3 3Q18 $18.8B Revenue $3.42 Operating EPS $12.2B Free Cash Flow Last 12 Months y Solid profit performance and operating leverage - Gross margin flat yr/yr; services gross margins up 160 basis points - Pre-tax profit growth reflects operating efficiencies while maintaining high investment levels Growth in offerings that address hybrid cloud, security, digital and analytics/AI - Strategic imperatives revenue of $39.5 billion over last 12 months, up 13%, 11% @CC - Cloud driven by as-a-Service growth of 24% @CC Clients value IBM’s innovative technology + industry expertise + trust and security Maintaining full-year expectations for operating earnings per share and free cash flow y y y

Operating Earnings per Share Drivers – 3Q17 to 3Q18 4 3.42 0.07 3Q17 Revenue @Actual Pre-Tax Margin Tax Shares Significant Items (1Q only) 3Q18 • Solid pre-tax margin expansion; tax reflects 3Q18 discrete benefit • Mid-single digit operating EPS growth in third quarter and year to date *Significant Items includes tax discretes and pre-tax charges as presented in 1Q18 earnings webcast 3Q17 3Q18 YTDYTD 8.54 0.17 0.28 (0.17) 0.19 (0.05)* 8.96 0.08 3.26 (0.07) 0.08 +5% Operating Leverage

Key Financial Metrics 5 Last 12 B/(W) • • Growth in pre-tax profit and margin expansion Gross profit margin flat yr/yr, with productivity benefits offset by mix headwinds; services margin expanded Expense performance reflects operational efficiencies while maintaining high investment levels Free cash flow performance impacted by capital investments and cash taxes P&L Ratios (Operating) • • Revenue growth rates @CC, $ in billions except for EPS GP Margin 47.4% Flat Expense E/R 28.3% 0.5 pts PTI Margin 19.2% 0.5 pts Tax Rate 12.8% 2.0 pts NI Margin 16.7% 0.8 pts Cash Highlights 3Q18 Months Free Cash Flow (excl. GF Receivables) $2.2 $12.2 Share Repurchase (Gross) $0.6 $3.1 Dividends $1.4 $5.6 Cash Balance @ Sept 30 $14.7 P&L Highlights 3Q18 Yr/Yr Revenue $18.8 Flat GP - Operating $8.9 (2%) Expense - Operating $5.3 4% PTI - Operating $3.6 1% NI - Operating $3.1 3% EPS - Operating $3.42 5%

Cognitive Solutions Segment 6 Segment Revenue Elements Solutions Software (3%) Yr/Yr Transaction Processing Software (8%) Yr/Yr Highlights • Solutions Software performance mixed, with growth in several key areas and repositioning of some horizonal applications Transaction Processing Software performance reflects Z middleware declines and challenging compare Pre-tax margin expansion driven by operating efficiencies, mitigated by investments and mix • • Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Cognitive Solutions 3Q18 Yr/Yr Strategic Imperatives $2.8 (4%) Cloud $0.6 (2%) as-a-Service annual run rate $2.0 Segment Results 3Q18 Yr/Yr Revenue (External) $4.1 (5%) PTI $1.6 (1%) PTI Margin 34.0% 1.3 pts

Global Business Services Segment 7 Segment Revenue Elements Consulting +7% Yr/Yr Application Management (1%) Yr/Yr Global Process Services +2% Yr/Yr Highlights • Revenue growth accelerated, with improved trajectory across all three business areas Consulting growth led by Digital Strategy and iX, and Cognitive Process Transformation Gross margin expansion driven by mix to higher value offerings and productivity • • Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Global Business Services 3Q18 Yr/Yr Strategic Imperatives $2.7 9% Cloud $1.2 18% as-a-Service annual run rate $1.9 Segment Results 3Q18 Yr/Yr Revenue (External) $4.1 3% Gross Margin (External) 29.8% 2.7 pts PTI $0.6 31% PTI Margin 13.8% 3.2 pts

Technology Services and Cloud Platforms Segment 8 Segment Revenue Elements Infrastructure Services +1% Yr/Yr Integration Software +1% Yr/Yr Technical Support Services (3%) Yr/Yr Highlights • Second consecutive quarter of revenue growth, led by hybrid cloud implementations Gross margin expansion driven by scale and operating efficiencies Continued investments in cloud innovations • • Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Technology Svcs & Cloud Platforms 3Q18 Yr/Yr Strategic Imperatives $2.9 16% Cloud $2.1 22% as-a-Service annual run rate $7.5 Segment Results 3Q18 Yr/Yr Revenue (External) $8.3 Flat Gross Margin (External) 42.1% 1.2 pts PTI $1.1 (9%) PTI Margin 12.6% (1.1 pts)

Systems Segment 9 Segment Revenue Elements Systems Hardware +4% Yr/Yr Operating Systems Software (4%) Yr/Yr Highlights Strategic Imperatives Revenue within Systems • IBM Z growth in fifth quarter of z14 cycle; most successful program in IBM’s history based on shipped capacity Power Systems double-digit growth driven by adoption of POWER9-based systems Profit dynamics reflect ongoing investment and lower IP income Strategic Imperatives • Cloud • Revenue growth rates @CC, $ in billions 3Q18 Yr/Yr $0.9 5% $0.6 (8%) Segment Results 3Q18 Yr/Yr Revenue (External) $1.7 2% PTI $0.2 (38%) PTI Margin 10.9% (6.4 pts)

Cash Flow and Balance Sheet Highlights 10 • Free cash flow performance through nine months reflects higher capital expenditures and cash taxes Free cash flow realization ~108%** over last 12 months • Positioned to support business over the longer term • $ in billions *Excludes Global Financing receivables **Adjusted for one-time charges associated with enactment of U.S. tax reform ***Reflects adoption of the FASB guidance on restricted cash, Dec 17 and Sept 17 recast Balance Sheet Sep 18 Dec 17 Sep 17 Cash & Marketable Securities*** $14.7 $12.8 $11.8 Total Debt $46.9 $46.8 $45.6 Global Financing Debt $30.4 $31.4 $29.4 Global Financing Leverage 9.0 9.0 9.0 Non-GF Debt $16.6 $15.4 $16.2 Last 12 Months Cash Flow 3Q18 Yr/Yr Net Cash from Operations* $3.1 ($0.2) $16.0 Free Cash Flow* $2.2 ($0.3) $12.2 Selected Uses of Cash Net Capital Expenditures $0.9 $3.8 Acquisitions $0.0 $0.2 Dividends/Share Repurchase $2.1 $8.7

Summary 11 • IBM’s differentiated value proposition is driven by innovative technologies, industry expertise, trust and security, delivered through an integrated model • Continued growth in offerings that address hybrid cloud, security, digital and analytics/AI • Year-to-date performance reflects revenue and operating profit growth with improving yr/yr gross margin trajectory • Maintaining full-year expectations of at least $13.80 of operating EPS and approximately $12 billon of free cash flow

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Supplemental Materials 13 • • • • • • • • • • Currency – Impact on Revenue Growth Strategic Imperatives Revenue Geographic Revenue Segment Revenue & Gross Profit Additional Revenue & Backlog Information Expense Summary Balance Sheet Summary Cash Flow Summary Cash Flow (ASC 230) Non-GAAP Supplemental Materials Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding

Currency – Impact on Revenue Growth 14 US$B Yr/Yr Revenue As Reported $18.8 (2%) Currency Impact ($0.3) (2 pts) Revenue @ CC Flat Supplemental Materials Quarterly Averages per US $ 2Q18 Yr/Yr 3Q18 Yr/Yr 10/15/2018 Spot 4Q18 FY18 FY19 Euro 0.84 8% 0.86 (1%) 0.86 (2%) 5% (2%) Pound 0.74 6% 0.77 0% 0.76 (1%) 4% (2%) Yen109 2% 111 0% 112 1% 2% (1%) Revenue Impact, Future @ 10/15/18 Spot2 pts (2 pts) Prior View @ 7/17/18 Spot(1-2 pts) ~(2 pts)0-1 pts (1-2 pts) ~(1 pts)~1 pts

Strategic Imperatives Revenue 15 • Growth in 3Q18 led by security and cloud, with strong growth in as-a-Service mitigated by product cycle • Strategic Imperatives revenue of $39.5 billion over last 12 months • Cloud revenue of $19 billion over last 12 months, up 20% at actual rates, 24% of IBM revenue • Continuing to deliver new innovation across cloud, AI and security Revenue growth rates @CC, $ in billions Overlap in Strategic Imperatives revenue primarily reflects solutions delivered via cloud Supplemental Materials Strategic Imperatives Revenue 3Q18 Yr/Yr Total $9.3 7% Analytics $5.0 2% Cloud $4.6 13% aaS annual run rate $11.4 24% Mobile $1.3 5% Security $0.9 34% Social $0.2 (14%)

Geographic Revenue 16 • Americas growth led by Canada and Latin America, and modest growth in US • E/ME/A performance mixed, with solid growth in UK and Spain, offset by declines in Germany and France • Asia Pacific down yr/yr, with modest growth in Japan Revenue growth rates @CC, $ in billions Supplemental Materials Geography Revenue 3Q18 Yr/Yr Americas $8.9 1% Europe/ME/Africa $5.8 (2%) Asia Pacific $4.1 (1%)

Segment Revenue & Gross Profit 17 Segment Revenue & Gross Profit Metrics - 3Q18 Cognitive Solutions Global Business Services Technology Services & Cloud Platforms Systems Global Financing Revenue growth rates @CC, $ in billions Supplemental Materials 3Q18 Revenue Yr/Yr 3Q18 GP% Yr/Yr $4.1 (5%) 76.0% (2.7 pts) Solutions Software $2.9 (3%) Transaction Processing Software $1.2 (8%) $4.1 3% 29.8% 2.7 pts Consulting $1.9 7% Global Process Services $0.3 2% Application Management $1.9 (1%) $8.3 Flat 42.1% 1.2 pts Global Technology Services $7.3 Flat 36.9% 1.3 pts Infrastructure Services $5.6 1% Technical Support Services $1.7 (3%) Integration Software $1.0 1% 80.6% (0.8 pts) $1.7 2% 52.7% (1.0 pts) Systems Hardware $1.3 4% 43.1% 0.2 pts Operating Systems Software $0.4 (4%) 85.0% (2.1 pts) $0.4 (7%) 26.3% 1.0 pts

Additional Revenue & Backlog Information 18 IBM Z 6% Power 17% Backlog Yr/Yr @Actual (5%) Storage (6%) Growth rates @CC, $ in billions, Services Backlog calculated using September 30 currency spot rates Supplemental Materials 3Q18 Yr/Yr Signings $8.0 (21%) Services Backlog $113 (3%) 3Q18 Yr/Yr Systems Hardware Revenue $1.3 4%

Expense Summary 19 • • Continuing to invest to deliver innovation across areas including hybrid cloud, AI, security, blockchain Yr/yr “Base” performance reflects operational efficiencies in SG&A and RD&E, mitigated by lower level of IP income $ in billions *includes acquisitions made in the last twelve months, net of non-operating acquisition-related charges **represents the percentage change after excluding the impact of currency and acquisitions Supplemental Materials B/(W) Currency Acq.* Base** Expense Metrics 3Q18 Yr/Yr SG&A – Operating $4.3 5% 2 pts 0 pts 3 pts RD&E – Operating $1.3 3% 1 pts 0 pts 2 pts IP and Custom Development Income ($0.3) (11%) Other (Income)/Expense ($0.1) Flat Interest Expense $0.2 (14%) Operating Expense & Other Income $5.3 4% 2 pts 0 pts 2 pts

Balance Sheet Summary 20 $ in billions *Reflects adoption of the FASB guidance on restricted cash, Dec 17 and Sept 17 recast **includes eliminations of inter-company activity Supplemental Materials Sep 18 Dec 17 Sep 17 Cash & Marketable Securities* $14.7 $12.8 $11.8 Non-GF Assets*, ** $71.2 $74.2 $75.3 Global Financing Assets* $36.1 $38.3 $34.6 Total Assets $122.0 $125.4 $121.6 Other Liabilities $55.2 $60.8 $56.3 Non-GF Debt** $16.6 $15.4 $16.2 Global Financing Debt $30.4 $31.4 $29.4 Total Debt $46.9 $46.8 $45.6 Total Liabilities $102.1 $107.6 $101.9 Equity $19.9 $17.7 $19.8 Global Financing Leverage 9.0 9.0 9.0

Cash Flow Summary 21 YTD 3Q18 B/(W) Yr/Yr $ in billions *Reflects adoption of the FASB guidance on restricted cash, 2017 recast Supplemental Materials QTD 3Q18 B/(W) Yr/Yr Net Cash from Operations $4.2 $0.7 $11.1 $0.1 Less: Global Financing Receivables $1.1 $0.8 $2.9 $0.4 Net Cash from Operations (excluding GF Receivables) $3.1 ($0.2) $8.3 ($0.3) Net Capital Expenditures ($0.9) ($0.2) ($2.8) ($0.5) Free Cash Flow (excluding GF Receivables) $2.2 ($0.3) $5.4 ($0.8) Acquisitions ($0.0) $0.3 ($0.1) $0.3 Divestitures $0.0 ($0.0) $0.0 ($0.0) Dividends ($1.4) ($0.0) ($4.2) ($0.1) Share Repurchases (Gross) ($0.6) $0.3 ($2.4) $1.3 Non-GF Debt $2.2 $2.7 $1.6 ($0.3) Other (includes GF Net A/R & GF Debt)* $0.4 $0.6 $1.6 ($1.6) Change in Cash & Marketable Securities* $2.7 $3.5 $1.8 ($1.2)

Cash Flow (ASC 230) 22 $ in billions *Reflects adoption of the FASB guidance on restricted cash, 3Q17 recast Supplemental Materials QTD 3Q18 QTDYTDYTD 3Q17 3Q18 3Q17 Net Income from Operations $2.7 $2.7 $6.8 $6.8 Depreciation / Amortization of Intangibles $1.1 $1.2 $3.4 $3.4 Stock-based Compensation $0.1 $0.1 $0.4 $0.4 Working Capital / Other ($0.8) ($0.7) ($2.3) ($2.1) Global Financing A/R $1.1 $0.3 $2.9 $2.5 Net Cash provided by Operating Activities $4.2 $3.6 $11.1 $11.0 Capital Expenditures, net of payments & proceeds ($0.9) ($0.8) ($2.8) ($2.3) Divestitures, net of cash transferred $0.0 $0.0 $0.0 $0.0 Acquisitions, net of cash acquired ($0.0) ($0.3) ($0.1) ($0.4) Marketable Securities / Other Investments, net* ($2.0) ($0.9) ($2.4) ($0.5) Net Cash used in Investing Activities* ($3.0) ($1.9) ($5.4) ($3.3) Debt, net of payments & proceeds $1.6 ($0.4) $0.8 $2.3 Dividends ($1.4) ($1.4) ($4.2) ($4.1) Common Stock Repurchases ($0.6) ($0.9) ($2.4) ($3.7) Common Stock Transactions - Other $0.0 $0.0 ($0.1) ($0.0) Net Cash used in Financing Activities ($0.4) ($2.8) ($5.9) ($5.5) Effect of Exchange Rate changes on Cash ($0.1) $0.3 ($0.4) $0.9 Net Change in Cash & Cash Equivalents* $0.8 ($0.8) ($0.5) $3.1

Non-GAAP Supplemental Materials Reconciliation of Operating Earnings Per Share 23 2018 Expectations GAAP Diluted EPS at least $11.60 Operating EPS (Non-GAAP) at least $13.80 Adjustments Acquisition-Related Charges* $0.78 Non-Operating Retirement-Related Items $1.32 YTD Tax Reform Enactment Charge Adjustment $0.10 *Includes acquisitions as of September 30, 2018 The above reconciles the Non-GAAP financial information contained in the “Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 16, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 3Q 2018 24 3Q18 Yr/Yr GAAP @CC Americas (1%) 1% Europe/ME/Africa (3%) (2%) Asia Pacific (3%) (1%) United States Flat Flat Japan Flat Flat Latin America (9%) 3% The above reconciles the Non-GAAP financial information contained in the “Geographic Revenue” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 16, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 3Q 2018 25 3Q18 Yr/Yr GAAP @CC Strategic Imperatives 5% 7% Analytics 1% 2% Cloud 11% 13% aaS annual run rate 21% 24% Mobile 4% 5% Security 33% 34% Social (15%) (14%) The above reconciles the Non-GAAP financial information contained in the “Strategic Imperatives Revenue” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 16, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

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# Non-GAAP Supplemental Materials

## Reconciliation of Revenue Growth - 3Q 2018

| | 3Q18 Yr/Yr GAAP | 3Q18 Yr/Yr @CC |
|---|---|---|
| **Cognitive Solutions** | **(6%)** | **(5%)** |
| Solutions Software | (4%) | (3%) |
| Transaction Processing Software | (10%) | (8%) |
| Strategic Imperatives | (5%) | (4%) |
| Cloud | (3%) | (2%) |
| **Global Business Services** | **1%** | **3%** |
| Consulting | 5% | 7% |
| Global Process Services | Flat | 2% |
| Application Management | (3%) | (1%) |
| Strategic Imperatives | 8% | 9% |
| Cloud | 16% | 18% |
| | | |
| Total Services Revenue (TS&CP/GBS) | (1%) | 1% |

| | 3Q18 Yr/Yr GAAP | 3Q18 Yr/Yr @CC |
|---|---|---|
| **Tech Svcs & Cloud Platforms** | **(2%)** | **Flat** |
| Global Technology Services | (2%) | Flat |
| Infrastructure Services | (1%) | 1% |
| Technical Support Services | (5%) | (3%) |
| Integration Software | Flat | 1% |
| Strategic Imperatives | 14% | 16% |
| Cloud | 19% | 22% |
| **Systems** | **1%** | **2%** |
| Systems Hardware | 3% | 4% |
| z Systems | 5% | 6% |
| Power | 16% | 17% |
| Storage | (6%) | (6%) |
| Operating Systems Software | (6%) | (4%) |
| Strategic Imperatives | 5% | 5% |
| Cloud | (9%) | (8%) |
| **Global Financing** | **(9%)** | **(7%)** |

The above reconciles the Non-GAAP financial information contained in the "Segment Revenue & Gross Profit", "Additional Revenue & Backlog Information", "Cognitive Solutions Segment", "Global Business Services Segment", "Technology Services & Cloud Platforms Segment", "Systems Segment" and "3Q18 Prepared Remarks" discussions in the company's earnings presentation. See Exhibit 99.2 included in the Company's Form 8-K dated October 16, 2018 for additional information on the use of these Non-GAAP financial measures.

Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 3Q 2018 27 Non-GAAP Adjustments Operating (Non-GAAP) GAAP SG&A Currency 2 pts 0 pts 2 pts Acquisitions 0 pts 0 pts 0 pts Base * 4 pts 0 pts 3 pts RD &E Currency 1 pts 0 pts 1 pts Acquisitions 0 pts 0 pts 0 pts Base * 2 pts 0 pts 2 pts Oper ating Expense & Other Incom e Currency 2 pts 0 pts 2 pts Acquisitions 0 pts 0 pts 0 pts Base* 0 pts 2 pts 2 pts The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 16, 2018 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow-Last 12 Months 28 12 Months Ended Sep 2018 Net Cash from Operating Activities per GAAP: $16.9 Less: the change in Global Financing (GF) Receivables $0.8 Net Cash from Operating Activities (Excluding GF Receivables) $16.0 Capital Expenditures, Net ($3.8) Free Cash Flow (Excluding GF Receivables) $12.2 $ in billions The above reconciles the Non-GAAP financial information contained in the “Overview”, “Key Financial Metrics” and “Cash Flow and Balance Sheet Highlights” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 16, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow Realization-Last 12 Months 29 LTM Excluding Tax Reform* LTM Free Cash Flow Realization 214% ~108% The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 16, 2018 for additional information on the use of these Non-GAAP financial measures. * Adjusted for the one-time charges associated with enactment of U.S. tax reform Supplemental Materials

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